Exhibit 10.11

FOURTH AMENDMENT TO LOAN AGREEMENT

(FOURTH DISBURSEMENT)

This Fourth Amendment to Loan Agreement (this “Amendment”) is made this 3rd day of April, 2012, by and among METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Lender”), WEST BEACH STREET WATSONVILLE, LLC, a California limited liability company (“WBSW”), WEST GONZALES ROAD OXNARD, LLC, a California limited liability company (“WGRO”), DALTON LANE WATSONVILLE, LLC, a California limited liability company (“DLW”), and KEYSVILLE ROAD PLANT CITY, LLC, a Florida limited liability company (“KRPC”) (hereafter referred to collectively as “Borrower”), and GLADSTONE LAND CORPORATION, a Maryland corporation as successor to Gladstone Land Corporation, a Delaware corporation (the “Guarantor”), with reference to the following recitals of fact:

A. Lender, WBSW, WGRO, DLW and Guarantor are parties to that certain Loan Agreement executed as of December 30, 2010, as amended by that certain First Amendment to Loan Agreement executed as of February 3, 2011, as further amended by that certain Second Amendment to Loan Agreement executed as of July 5, 2011, and as further amended by that certain Third Amendment to Loan Agreement dated December 15, 2011 (collectively, the “Loan Agreement”). The Loan Agreement was executed in connection with a loan (the “Loan”) made by Lender to WBSW, WGRO and DLW evidenced by that certain note dated December 30, 2010 payable to the order of Lender in the original principal amount of up to $45,200,000, as amended by that certain First Amendment to Promissory Note executed as of February 3, 2011, and as further amended by that certain Second Amendment to Promissory Note executed as of July 5, 2011 (collectively, the “Note”). The Note is secured by (i) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated December 30, 2010 executed by WBSW for the benefit of Lender (the “Santa Cruz Deed of Trust”), encumbering certain real and personal property in Santa Cruz County, California (the “Santa Cruz Property”) and more particularly described therein, (ii) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated February 3, 2011 executed by WGRO for the benefit of Lender (the “Ventura Deed of Trust”), encumbering certain real and personal property in Ventura County, California (the “Ventura Property”), and (iii) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated July 5, 2011 executed by DLW for the benefit of Lender (the “Dalton Deed of Trust”), encumbering certain real and personal property in Santa Cruz County, California (the “Dalton Property”) and more particularly described therein. Guarantor has guaranteed the payment and performance of the Loan pursuant to that certain Loan Guaranty Agreement dated as of December 30, 2010 (the “Guaranty”).

B. WBSW, WGRO and DLW have requested an Additional Disbursement in the amount of $1,200,000 (the “Additional Disbursement”), under the terms of the Loan Agreement. Concurrently with the Additional Disbursement, (i) KRPC will assume the obligations under the Note as set forth in that certain Third Amendment to Promissory Note dated as of even date herewith (the “Note Amendment”), (ii) KRPC will execute, as mortgagor, for the benefit of Lender, as mortgagee, a Mortgage, Security Agreement, Assignment of Rents

and Leases and Fixture Filing of even date herewith (the “Keysville Mortgage”), for the benefit of Lender, as beneficiary, encumbering certain real and other property situated in Hillsborough County, Florida (the “Keysville Property”) as more particularly described therein; and (iii) undertake the obligations relating to the Loan under the balance of the Loan Documents.

C. The parties enter into this Amendment to confirm the addition of KRPC as a party to the Loan and to provide for certain other terms relating to the Additional Disbursement of the Loan. Capitalized terms not otherwise defined herein shall have the meaning given in the Loan Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree as follows:

1. Status of Existing Loan. Borrower and Guarantor acknowledge for the benefit of Lender that the Note, as amended by the Note Amendment, the Loan Agreement, as amended by this Amendment, the Santa Cruz Deed of Trust, the Ventura Deed of Trust, the Dalton Deed of Trust, the Keysville Mortgage and any additional documents required by Lender or executed by any Borrower in connection with the Loan (collectively, the “Loan Documents”) are all valid and binding obligations enforceable in accordance with their terms, and that Borrower has no offset or defense against the indebtedness evidenced by the Note, as amended, or any of the obligations set forth in the Loan Documents.

2. Assumption. KRPC hereby joins as a party to the Loan Agreement and assumes all of the obligations of the “Borrower” thereunder, jointly and severally with WBSW, WGRO and DLW.

3. Definitions. All references in the Loan Agreement to the “Deed of Trust” or the “Deeds of Trust” are hereby amended to mean collectively the Santa Cruz Deed of Trust, the Ventura Deed of Trust, the Dalton Deed of Trust, and the Keysville Mortgage. All references in the Loan Agreement to the “Note” are hereby amended to mean collectively the Note, as modified by the Note Amendment. All references in the Loan Agreement to the “Property” are hereby amended to mean collectively the Santa Cruz Property, the Ventura Property, the Dalton Property, and the Keysville Property. Finally, all references in the Loan Agreement to the “Borrower” are hereby amended to mean WBSW, WGRO, DLW and KRPC, collectively, as the context requires.

4. Cross Default and Cross-Collateralization. Borrower and Guarantor acknowledge that the Deeds of Trust are collateral for the entire Loan, and the occurrence of a default under any of the Deeds of Trust or any of the Loan Documents will comprise a default under all of the Deeds of Trust and Loan Documents.

5. Consent of Guarantor. Guarantor hereby consents to the making of the Additional Disbursement under the terms of the Loan Agreement, as amended hereby, and further, consents to the execution by all parties of this Amendment, the Note Amendment, the Keysville Mortgage and any other documents or modifications to documents contemplated hereby. Guarantor agrees that Guaranty remains in full force and effect with regard to all disbursements of the Loan and the Loan Documents as so modified.

6. Reaffirmation of Guaranty. On or about March 25, 2011, Gladstone Land Corporation, a Delaware corporation (“Gladstone”) merged into Gladstone Land Corporation, a Maryland corporation, as the surviving corporation. Guarantor hereby confirms and reaffirms all of the representations, warranties, covenants and obligations of the Guaranty and the other Loan Documents to which Gladstone is a party, and further confirms and agrees that as the successor by merger, Guarantor is and shall continue to be liable for all obligations of Gladstone arising under and in connection with the Loan.

7. Representations and Warranties of Borrower. Borrower hereby restates and reaffirms all of the covenants, representations and warranties set forth in the Loan Agreement, as if made as of the date of this Amendment and with regard to the Loan and the Additional Disbursement. In particular, all of the representations and warranties set forth in Section 3 of the Loan Agreement, as applied to all entities comprising Borrower and all of the Property, remain true, accurate and complete, and Section 8 of the Loan Agreement shall be determined based on both entities comprising Borrower. Borrower hereby represents and warrants that each of the conditions precedent to the advance of the Additional Disbursement have been satisfied, as of the date hereof.

8. Representations Regarding Environmental Condition of Keysville Property. KRPC hereby represents and warrants to and for the benefit of Lender that all of the recommendations set forth in that certain Phase II Environmental Assessment Report issued by Moody Engineering, Inc. dated October 14, 2011, have been completed and satisfied.

9. Provisions Regarding Multiple Borrowers. Section 6(c) on Exhibit A of the Loan Agreement is hereby amended as follows:

“(6) CONSEQUENCES OF LOAN STRUCTURE.

c. The proceeds of the Loan will be used:

(i)	to acquire the Santa Cruz Property (the First Disbursement);

(ii)	to refinance certain existing financing which is secured by the Ventura Property (the Second Disbursement);

(iii)	to acquire the Dalton Property (the Third Disbursement);

(iv)	to acquire the Keysville Property (the Fourth Disbursement); and

(v)	to provide working capital for the acquisition of Future Property which will be additional security for the Loan (“Subsequent Disbursements”).

10. Documentary Stamps and Intangible Taxes. Borrower and Guarantor, jointly and severally, hereby agree to defend, indemnify, and hold the Lender harmless from and against any and all documentary stamp taxes and intangible taxes (together with all interest, penalties, costs, and attorneys’ fees incurred in connection therewith) that at any time may be levied, assessed, or imposed by the State of Florida or any other governmental entity or agency upon the Note, as amended from time to time (or any note renewed or replaced thereby), the Keysville Mortgage, any of the other Loan Documents, this Agreement, or any amendment, extension, or renewal of any of the foregoing, or upon the Lender by virtue of owning or holding any of the foregoing instruments or documents, all of which the parties agree shall be secured by the lien and security interest of the Santa Cruz Deed of Trust, the Ventura Deed of Trust, the Dalton Deed of Trust, and the Keysville Mortgage (collectively, the “Deeds of Trust”). The provisions of this Paragraph shall survive the repayment of the Note and the satisfaction of the Deeds of Trust for so long as any claim may be asserted by the State of Florida or any such other governmental entity or agency.

11. Miscellaneous. Borrower and Lender hereby agree that all references in the Loan Agreement to Loan Documents shall include the Note Amendment, this Amendment and the Keysville Mortgage. Furthermore, the Note Amendment and the Keysville Mortgage shall be interpreted in accordance with the provisions of this Amendment and any related terms set forth in such documents are hereby modified accordingly.

12. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which, when combined, shall constitute one and the same instrument.

13. Reaffirmation. Except as specifically amended by this Amendment, the Loan Agreement shall remain unmodified and in full force and effect. Borrower and Guarantor hereby reaffirm for the benefit of Lender, each and every of the terms and provisions of the Note, as amended by this Amendment, and the Loan Agreement, as amended and as originally set forth therein.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

“Borrower”

WEST BEACH STREET WATSONVILLE, LLC, a California limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership, its Manager

	By:	Gladstone Land Corporation,
a Maryland corporation, its General Partner

		By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

WEST GONZALES ROAD OXNARD, LLC, a California limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership, its Manager

	By:	Gladstone Land Corporation,
a Maryland corporation, its General Partner

		By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

[Signatures continue on following page.]

DALTON LANE WATSONVILLE, LLC, a California limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership, its Manager

	By:	Gladstone Land Corporation,
a Maryland corporation, its General Partner

		By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

KEYSVILLE ROAD PLANT CITY, LLC, a Florida limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership, its Manager

	By:	Gladstone Land Corporation,
a Maryland corporation, its General Partner

		By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

“Guarantor”

GLADSTONE LAND CORPORATION,
a Maryland corporation

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

[Signatures continue on following page.]

“Lender” METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By	/s/ Tom Bozzo
Printed Name: Tom Bozzo
Title: Director